UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2022 (April 28, 2022)

GLOBE LIFE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)
3700 South Stonebridge Drive, McKinney, Texas 75070
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 569-4000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchanged on which registered
Common Stock, $1.00 par value per share	GL	New York Stock Exchange
4.250% Junior Subordinated Debentures	GL PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

(a) Not applicable.

(b) Charles E. Adair retired from the Globe Life Inc. Board of Directors immediately prior to the Annual Meeting of Shareholders on April 28, 2022.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

Item 5.07    Submission of Matters to a Vote of Securities Holders.
(a) Annual Meeting of Shareholders held April 28, 2022

(b) Proposals:

Proposal I — Election of Directors for One-Year Terms

	For	Against	Abstain	Broker Non-Vote
1.1 Linda L. Addison	75,286,091	913,107	138,854	12,456,788
1.2 Marilyn A. Alexander	73,799,804	2,318,292	219,956	12,456,788
1.3 Cheryl D. Alston	75,816,419	383,982	137,651	12,456,788
1.4 Mark A. Blinn	72,963,665	3,222,534	151,853	12,456,788
1.5 James P. Brannen	76,028,557	171,562	137,933	12,456,788
1.6 Jane Buchan	73,667,579	2,544,270	126,203	12,456,788
1.7 Gary L. Coleman	71,332,573	3,249,809	1,755,670	12,456,788
1.8 Larry M. Hutchison	71,339,834	3,240,640	1,757,578	12,456,788
1.9 Robert W. Ingram	73,138,869	3,058,528	140,655	12,456,788
1.10 Steven P. Johnson	75,756,259	512,539	69,254	12,456,788
1.11 Darren M. Rebelez	74,303,874	1,892,394	141,784	12,456,788
1.12 Mary E. Thigpen	75,829,872	369,780	138,400	12,456,788

Proposal II — Ratification of Deloitte & Touche LLP as Independent Auditor for 2022

	For	Against	Abstain	Broker Non-Vote
Deloitte & Touche LLP	85,521,563	3,124,001	149,276	—

Proposal III — Advisory Approval of 2021 Executive Compensation (Annual "Say-on-Pay")

	For	Against	Abstain	Broker Non-Vote
2021 Executive Compensation	68,593,284	7,459,717	285,051	12,456,788

(c) Not applicable.
(d) Globe Life Inc. will include a shareholder vote on the compensation of executives in its proxy materials each year until the next required vote on the frequency with which shareholders will vote on the compensation of executives as disclosed in proxy statements, which will occur in 2023.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBE LIFE INC.

Date: May 2, 2022

/s/ Christopher T. Moore
Christopher T. Moore Corporate Senior Vice President, Associate Counsel and Corporate Secretary